SUPPLEMENT TO THE SPARTAN(registered trademark) CALIFORNIA MUNICIPAL FUNDS' APRIL 19, 1997 PROSPECTUS
The following information replaces similar information found in the "Expenses" section beginning on page 5.
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions, the
total operating expenses presented in the table would ha   ve bee    n
0.44% for Spartan California Money Market, 0.54% for Spartan California Intermediate and 0.54% for Spartan California Income.
SPARTAN CA MONEY MARKET
Management fee (after reimbursement)   0.45
                                       %

12b-1 fee                              None

Other expenses                         0.00
                                       %

Total fund operating expenses          0.45
(after reimbursement)                  %





SPARTAN CA MONEY MARKET
      Account    Account
      open       closed

After 1 year     $ 4          $ 9

After 3 years    $ 13         $ 18

After 5 years    $ 22         $ 27

After 10 years   $ 51         $ 56


FMR has voluntarily agreed to reimburse Spartan California Money Market to
the extent that total operating expenses exceed 0   .45%     of its average
net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.50%, 0.00%, and 0.50%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.